UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) August 4, 2014

Stewardship Financial Corporation

(Exact name of registrant as specified in its charter)

New Jersey	0-21855	22-3351447
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

630 Godwin Avenue, Midland Park, NJ		07432
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (201) 444-7100

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 – Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Effective August 4, 2014, Peter Ameen has been appointed to the newly created position of Executive Vice President / Chief Operating Officer of Stewardship Financial Corporation (the “Corporation”) and the Corporation’s subsidiary, Atlantic Stewardship Bank (the “Bank”).

Mr. Ameen, age 56, has in excess of twenty five years of experience in commercial banking including overseeing regional branch networks, strategic planning, business development and small business and consumer lending. Prior to joining the Corporation and the Bank, Mr. Ameen has worked at various financial institutions, most recently as an Area President for a large regional bank.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 5, 2014	Stewardship Financial Corporation

/s/ Claire M. Chadwick
Claire M. Chadwick
Executive Vice President and
Chief Financial Officer